                                 IRU AGREEMENT

     THIS IRU AGREEMENT ("Agreement") is made and entered into as of the 28th day of April, 1999, by and between LEVEL 3 COMMUNICATIONS, LLC, a Delaware limited liability company ("Grantor") and Focal Financial Services, Inc., a Delaware corporation, for itself and as agent for Focal operating subsidiaries, including, but not limited to, Focal Communications Corporation of Illinois, Focal Communications Corporation of New York and Focal Communications Corporation of California (collectively "Focal") ("Grantee").

                                    RECITALS

     A. Grantor intends to construct or acquire and/or is currently constructing or acquiring multiconduit fiber optic communications systems in several metropolitan areas within the United States (the "Grantor Systems") as generally depicted and/or described on Exhibit "A" attached hereto (the "System Routes"). It is expressly contemplated that additional System Routes in new metropolitan areas will be added by mutual agreement of the parties and such System Routes will be incorporated herein by the addition of new schedules.

     B. Grantor further intends to install within one or more of the conduits of the Grantor Systems fiber optic cable ("Cable").

     C. Grantee desires to obtain the exclusive right to use fibers in the Cable (the "Relevant Fibers"), which are further described in Exhibit B.

     D. Grantor is willing to grant to Grantee the exclusive right to use the Relevant Fibers subject to the terms and conditions contained herein.

     In consideration of the foregoing recitals and the covenants and agreements set forth below, Grantor and Grantee hereby agree as follows:

                                   ARTICLE 1.
                                  DEFINITIONS

     1.01 "Acceptance Date" shall mean the date when Grantee delivers (or is deemed to have delivered) notice of acceptance of a Completion Notice with respect to a specific System Route in accordance with Article 7.

     1.02 "Acceptance Testing Procedures" shall have the meaning set forth in
Article 6.

     1.03 "Affiliate" shall mean, with respect to any specified Person, any other Person that directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person ("control," "controlled by" and "under common control with" shall mean the possession, directly or indirectly, of the power to direct or cause the

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direction of the management and policies of a Person, whether through ownership of voting securities, by contract or credit arrangement, as trustee or executor, or otherwise).

     1.04 "Cable" shall have the meaning set forth in the Recitals.

     1.05 "Completion Date" shall mean the respective dates for completion of the Grantor System in each metropolitan area as set forth in Exhibit F attached hereto.

     1.06 "Costs" shall mean *** the actual reasonable direct costs paid or payable in accordance with the established accounting procedures generally used by Grantor and which Grantor utilizes in billing third parties for reimbursable projects, *** (i) internal labor costs, including direct wages and salaries *** and overhead (provided that overhead shall be calculated at *** of direct wages and salaries), and (ii) other direct costs and out of pocket expenses on a direct pass-through basis. Such Costs are subject to reasonable audit and verification by Grantee. In the event Costs are used to reimburse an Affiliate of the Grantor for goods or services, such costs shall be limited to the actual Costs (as defined herein) without markup of such Affiliate. A "direct cost" is any cost that can be identified specifically with the particular objectives in
Section 5.02, 8.02 and 10.01 of this Agreement for which Costs are reimbursable.

     1.07 "Effective Date" shall have the meaning set forth in Section 4.01.

     1.08 "Force Majeure Event" shall have the meaning set forth in Article 17.

     1.09 "Governmental Authority" shall mean any federal, state, regional, county, city, municipal, local, territorial, or tribal government, whether foreign or domestic, or any department, agency, bureau or other administrative or regulatory body obtaining authority from any of the foregoing, including without limitation, courts, public utilities and sewer authorities.

     1.10 "Grantee Delay Event" shall mean the failure of Grantee to timely observe and perform its obligations and agreements hereunder, only to the extent such failure delays the construction and installation of the Grantor System along the System Route.

     1.11 "Grantor System" shall have the meaning set forth in the Recitals.

     1.12 "Impositions" shall mean all taxes, fees, levies, imposed duties charges or withholdings of any nature (including without limitation ad valorem, real property, gross receipts, taxes and franchise, license and permit fees), together with any penalties, fines or interest thereon arising out of the transactions contemplated by this Agreement and/or imposed upon the Grantor System, or any part thereof, by any Governmental Authority.

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     1.13 "IRU" shall have the meaning set forth in Article 2.

     1.14 "IRU Fee" shall have the meaning set forth in Section 3.01.

     1.15 "Person" shall mean any natural person, corporation, partnership, limited liability company, business trust, joint venture, association, company or Governmental Authority.

     1.16 "Prime Rate" shall mean, as of any relevant date, the interest rate most recently published in the Money Rates Section of The Wall Street Journal as the prime rate.

     1.17 "Proprietary Information" shall have the meaning set forth in Section 21.01.

     1.18 "Recurring Charge" shall have the meaning set forth in Section 11.01.

     1.19 "Relevant Fibers" shall have the meaning set forth in the Recitals.

     1.20 "Required Rights" shall have the meaning set forth in Section 5.01.

     1.21 "Route Miles" shall mean the actual number of route miles for the System Route.

     1.22 "Scheduled Maintenance" shall have the meaning set forth in Exhibit
"D."

     1.23 "System Route" shall have the meaning set forth in the Recitals.

     1.24 "Term" shall mean a period of twenty (20) years from the Acceptance Date for the Relevant Fibers within each Grantor System, unless sooner terminated in accordance herewith.

     1.25 "Unscheduled Maintenance" shall have the meaning set forth in Exhibit "D."

                                   ARTICLE 2.
                                  GRANT OF IRU

     2.01 As of the Effective Date, Grantor hereby grants to Grantee, and Grantee hereby acquires from Grantor, (i) an exclusive indefeasible right of use of, for the purposes and subject to the limitations described herein, the Relevant Fibers along the System Route (the "IRU"). Without limiting the foregoing, during the Term of this Agreement, Grantor shall not grant the right to use or enter into similar agreements or arrangements of any kind whatsoever with other Persons with respect to the Relevant Fibers.

     2.02 Within ninety (90) days of the Acceptance Date, Grantor shall provide Grantee with as-built drawings (including, without limitation, general information regarding route description and the distances involved) for the Grantor System. Grantor shall, on the Acceptance Date for

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each Grantor System, deliver specifications for the Relevant Fibers located within such Grantor System to Grantee.

     2.03 If, at any time during the Term, Grantor determines (which determination shall be at Grantor's sole discretion) to install and make available to third parties additional fibers (whether of the same type as the Relevant Fibers or otherwise) either (a) along the same System Route as the Relevant Fibers, or (b) within extensions to the then-existing Grantor System (each a "Fiber Upgrade"), then Grantor shall deliver written notice thereof (each a "Fiber Upgrade Notice") to Grantee.

     2.04 The Fiber Upgrade Notice shall specify, to the extent then known to Grantor, (a) the location of the Fiber Upgrade, (b) the fiber to be made available therein (Grantee shall be permitted to take an additional number of fibers that does not exceed the number of fibers initially ordered by Grantee within the applicable Grantor System; Grantor shall give reasonable consideration to any request by Grantee for fibers exceeding such amount), (c) any applicable restrictions on the availability of additional fibers, (d) Grantor's anticipated timing for completion of the Fiber Upgrade, and (e) the additional IRU Fees to be charged to Grantee in the event that Grantee elects to participate in the Fiber Upgrade (which IRU Fees shall, on a per fiber basis, be less than the fees generally charged by Grantor to grantees purchasing the same or smaller quantities as Grantee and which have not, prior to the date of the Fiber Upgrade, purchased the right to use fiber from Grantor). Grantee shall have a period of thirty (30) days from the receipt of the Fiber Upgrade Notice within which to inform Grantor, in writing, of its commitment to participate in the proposed Fiber Upgrade. In the event that Grantor does not receive written notice from Grantee within such period, Grantee shall be deemed to have waived any right to participate in the subject Fiber Upgrade (but Grantee shall not be deemed to have waived its rights, including its right to receive written notice as set forth in Section 2.03 above, respecting future Fiber Upgrades. The Term for use of any upgraded fibers shall be, unless otherwise agreed in writing by the parties, for a period which commences upon delivery of such fibers and which ends twenty (20) years thereafter; provided, however, that to the extent that such term extends beyond twenty (20) years from the commencement of the Term with respect to the Relevant Fibers initially delivered hereunder, and such extended term requires Grantor to extend or renew a Required Right, Grantor shall have the right to increase the Recurring Charge in order to reflect the pass through (on a pro rata basis based upon the number of fibers within the Grantor System) of any increase in the payments, fees, charges, costs or other expenses incurred or to be incurred by Grantor in connection with the extension or renewal of such Required Right. The determination of the amount of the increase (if any) shall be made no later than twenty five (25) years after the commencement of the Term with respect to the Relevant Fibers initially delivered hereunder and in any event as soon as possible after Grantor becomes aware of any such increase in payments, fees, charges, costs or other expenses, and Grantor shall provide Grantee with reasonable documentation or other evidence substantiating the increase in the Recurring Charge.


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                                   ARTICLE 3.
                                    IRU FEE

     3.01 In consideration of the IRU, Grantee agrees to pay to Grantor the sums, and at the time or times, described on Exhibit "B" (the "IRU Fee").

     3.02 In addition to the IRU Fee, Grantee shall pay directly or reimburse Grantor for all other sums, costs, fees and expenses which are expressly provided to be paid by Grantee under this Agreement, including, without limitation, the Recurring Charge.

     3.03 Grantor will send Grantee invoices for payments of the IRU Fee and other amounts due and owing hereunder, and Grantee shall pay such invoiced amounts within thirty (30) days after receipt of such invoice. Similarly, for any sums, costs, fees, refunds and expenses owed by Grantor to Grantee, unless specified otherwise herein, Grantee will send Grantor an invoice setting forth the amounts owed, and Grantor shall pay such amounts within thirty (30) days after receipt of such notice. Any sums not paid when due hereunder shall bear interest at the Prime Rate plus ***.

                                   ARTICLE 4.
                                      TERM

     4.01 The IRU with respect to the Relevant Fibers in each separate Grantor System shall become effective (the "Effective Date"), and Grantee shall commence having the exclusive right to use the Relevant Fibers, on the first day when both (i) the Acceptance Date with respect to such Relevant Fibers has occurred; and (ii) Grantor has received payment in full, without any withholding for disputed amounts *** of all of the IRU Fee for the Relevant Fibers within such Grantor System. Subject to the provisions of Article 18, the IRU shall terminate at the expiration of the Term. Grantee shall not be permitted to use the Relevant Fibers in any Grantor System for any purpose other than testing until after the Effective Date.

     4.02 Upon the expiration of the Term, the Relevant Fibers and all rights to the use thereof shall revert to Grantor (without reimbursement of any of the IRU Fee or other sums, costs, fees or expenses previously made with respect thereto unless Grantee is entitled to such reimbursement the terms of this Agreement), and from and after such time Grantee shall have no further rights or obligations hereunder with respect thereto unless such rights or obligations are specifically provided herein to survive the Term or are referred to in Section 26.07.


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

     4.03 Unless prohibited by law, Grantor and Grantee acknowledge and agree that Grantee shall be treated for accounting and federal and all applicable state tax purposes as the exclusive beneficial owner of the Relevant Fibers. Except as otherwise required by law, Grantor and Grantee shall file (or caused to be filed with respect to any consolidated returns) their respective tax returns and other returns and reports for their respective Impositions on such basis, and not take any positions inconsistent therewith.

     4.04 This Agreement shall become effective on the date hereof and shall terminate on the expiration of the Term or any earlier termination provided for hereunder, except those provisions of this Agreement which are expressly provided herein to survive such termination shall remain binding on the parties hereto.

                                   ARTICLE 5.
                                REQUIRED RIGHTS

     5.01 Grantor agrees to obtain and maintain in full force and effect for and during the Term all rights, licenses, franchises, permits, authorizations, rights-of-way, easements and other similar agreements that are necessary in order to permit Grantor to (i) construct, install and keep installed, maintain, and where necessary repair the Relevant Fibers in accordance with this Agreement; (ii) provide Grantee with the IRU; and (iii) perform all of Grantor's other obligations under this Agreement (collectively, the "Required Rights").

     5.02 Notwithstanding Section 5.01, if, after the Acceptance Date, Grantor is legally required by a Force Majeure Event or by any Person having the authority to so require (each a "Relocating Authority") to relocate the Grantor System or any portion thereof, Grantor shall have the right to proceed with such relocation, including, but not limited to, the right, in good faith, to reasonably determine the extent and timing of, and methods to be used for such relocation; provided that Grantee shall be kept fully informed of all determinations made by Grantor in connection with such relocation and such relocation is performed in a manner that minimizes the extent and duration of any interruption in Grantee's use of the Relevant Fibers. Unless such relocation constitutes Scheduled Maintenance or is the result of Grantor's negligence, non-compliance with industry standards, willful misconduct or Grantor's breach of this Agreement, Grantee shall reimburse Grantor for its proportionate share of the Costs of such relocation (to the extent Grantor has not been reimbursed by third parties), allocated on the basis of the total number of fibers within the affected portion of the Grantor System. Notwithstanding the foregoing, in the event that Grantor is required to relocate the Grantor System containing any Relevant Fibers, Grantee shall have the right, by delivery of written notice to Grantor no later than fifteen (15) days after Grantee is informed of such relocation, to elect to terminate the Term with respect to the affected segment of the Grantor System within which such Relevant Fibers are located and not to pay any allocated share of the Costs associated with the relocation of such Relevant Fibers. Grantee shall not be entitled to any refund of the IRU Fee in the event that Grantee elects to terminate the Term hereunder.

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

     5.03 Grantor agrees to maintain at its principal place of business complete and accurate records of its business and transactions that are relevant to the determination of the Costs under all applicable provisions of this Agreement (including without limitation under Sections 5.02, 8.02 and 10) and any payments to be made under this Agreement which are based on Costs. Grantor agrees to maintain all of the information referred to in this Section for *** from the date of its preparation, and Grantor agrees that Grantee shall have the right to inspect or audit any such records during usual business hours and upon reasonable advance notice to Grantor; any such request for audit must be delivered no later than *** after the Costs which are the subject of the audit were invoiced to Grantee. The audit or inspection shall be at Grantee's sole expense unless a discrepancy resulting in an overpayment by Grantee of *** or more is discovered, in which event Grantor shall pay Grantee's expenses for the audit or inspection. Any reimbursement and payment of Grantee's expenses required from Grantor as a result of such audits or inspections shall be made within thirty (30) days of Grantor's receipt of an invoice for such payment.

     5.04 If the relocation is the result of Grantor's negligence, conduct that is not in compliance with industry standards, willful misconduct or Grantor's breach of this Agreement, Grantee shall have no reimbursement obligations towards Grantor whatsoever for the Costs of any such relocation. In addition, if a relocation results as described in the foregoing sentence and such relocation materially and adversely impacts the provision of Grantee's operations or services, Grantee upon five (5) days notice to Grantor may terminate this Agreement with respect to such Grantor System without any penalty or further obligations or liability to Grantor respecting such affected Grantor System. In that event, Grantee shall receive a refund of the unused portion of the IRU Fee paid by Grantee for such affected Grantor System (prorated on a straight-line basis).

                                   ARTICLE 6.
                         ACCEPTANCE TESTING PROCEDURES

     Grantor shall test the Relevant Fibers in accordance with the procedures and standards specified in Exhibit "C" ("Acceptance Testing Procedures"). Grantor shall provide Grantee with at least seven (7) days notice of its testing schedule and Grantee shall have the right to observe all such testing. If Grantor has determined that the results of the Acceptance Testing Procedures with respect to the Relevant Fibers have been satisfied, Grantor shall provide Grantee with a copy of such test results.

                                   ARTICLE 7.
                                   COMPLETION

     When Grantor reasonably determines the Relevant Fibers have satisfied the Acceptance Testing Procedures with respect to the System Route, Grantor shall provide written notice of same to Grantee (a "Completion Notice"). Grantee shall acknowledge, in writing, receipt of the


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

Completion Notice within one (1) business day after receipt. Grantee shall, within fifteen (15) days of its acknowledged receipt of the Completion Notice, either accept, request clarification or reject the Completion Notice (specifying, if rejected or if clarification is sought, the defect or failure in the Acceptance Testing Procedures and/or the items or matters to be remedied or clarified) by delivery of written notice to Grantor. In the event Grantee rejects the Completion Notice, Grantor shall promptly, and at no cost to Grantee, remedy the defect or failure specified in Grantee's notice. Thereafter Grantor shall again give Grantee a Completion Notice with respect to the System Route. Subject to Grantee's rights under Section 18.03 to terminate this Agreement as provided for therein, the foregoing procedure shall apply again and successively thereafter until Grantor has remedied all defects or failures specified by Grantee. Any failure of Grantee to timely reject or request clarification with respect to a Completion Notice shall be deemed to constitute acceptance for purposes of this Agreement and Grantee shall be deemed to have delivered a notice of acceptance on the fifteenth (15th) day after Grantee's acknowledged receipt of the Completion Notice. In addition, any use by Grantee of the Relevant Fibers for the purpose of delivering communications traffic (other than traffic which is transmitted only and solely for the purpose of testing the performance of the Relevant Fibers) shall be deemed to constitute acceptance.

                                   ARTICLE 8.
                                     ACCESS

     8.01 Grantor shall control all activities concerning access to the Grantor System, including the Relevant Fibers.

     8.02 Any work required respecting the Grantor System or the Relevant Fibers required by Grantee for any reason, including, without limitation, splicing of the Relevant Fibers or the installation of handholes or other access points along the System Route, shall be undertaken only by Grantor at Grantee's request, shall be performed in a timely manner consistent with industry accepted practices and, except as otherwise provided in this Agreement, Grantee shall reimburse Grantor for the Costs (as defined in Section 1.06) incurred by Grantor in connection therewith.

     8.03 Grantee shall not have any obligation to reimburse Grantor for any Costs pursuant to Section 8.02 if such Costs were incurred or arose out of Grantor's negligence, conduct that is not in compliance with industry standards, willful misconduct or Grantor's breach of this Agreement.

                                   ARTICLE 9.
                                   OPERATIONS

     9.01 Grantee shall not materially, adversely affect the use by any other Person of the Grantor System and/or any electric or optronic equipment used by such Person in connection therewith; provided, however, that Grantee shall not be required to alter its pre-existing use of

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

the Relevant Fibers in order to avoid adversely affecting new and presently unanticipated uses of the Grantor System by another Person. Grantor shall not interfere with, or materially, adversely affect, or permit another Person under the control of Grantor to interfere with, or materially, adversely affect, Grantee's use of the Relevant Fibers and/or any optronics, electronics, electric, optronic or other equipment or related facilities used by Grantee in connection therewith; provided, however, that Grantor shall not be required to alter pre-existing uses of the Grantor System in order to avoid adversely affecting new and presently unanticipated uses of the Relevant Fibers by Grantee. If a Person materially, adversely affects Grantee's use of the Relevant Fibers and such Person is in any way leasing, licensing or otherwise using (through an IRU or otherwise) any part of the Grantor System, Grantor shall immediately require that such Person cease using the Grantor System until it does so without causing such interference or material adverse effect. Without limiting the foregoing, Grantor shall take all reasonable measures to prevent all other Persons from interfering with or materially, adversely affecting Grantee's use of the Relevant Fibers and/or any optronics, electronics, electric, optronic or other equipment or related facilities used by Grantee in connection therewith.

     9.02 Grantee acknowledges and agrees that Grantor is not supplying nor is Grantor obligated to supply to Grantee any optronics or electronics or optical or electrical equipment, any related facilities, or (except as agreed in any colocation agreement executed by the parties) any space for the placement thereof, all of which are the sole responsibility of Grantee.

     9.03 Upon not less than one hundred twenty (120) days written notice from Grantor to Grantee, Grantor may at its option, subject to Grantee's prior written approval (which approval shall not be unreasonably delayed or withheld) substitute for the Relevant Fibers, an equal number of alternative fibers of like or better quality within the System Route or portion thereof, provided that in such event, such substitution (i) shall be in accordance with Grantee's applicable specifications and operating procedures; (ii) shall be effected at the sole cost of Grantor, including, without limitation, all disconnect and reconnect costs, fees and expenses; (iii) shall be tested in accordance with and shall satisfy the Acceptance Testing Procedures; and (iv) shall not interrupt the operation or the performance of Grantee's network or business.

                                  ARTICLE 10.
                  MAINTENANCE AND REPAIR OF THE GRANTOR SYSTEM

     10.01 From and after the Acceptance Date, the maintenance and repairs of the Grantor System, including, without limitation, the Relevant Fibers, shall be provided in accordance with the maintenance requirements and procedures set forth in Exhibit "D" attached hereto. When performing maintenance and repairs, Grantor shall in all cases use commercially reasonable efforts to minimize disruption of Grantee's business operation and treat the Relevant Fibers with at least as high a priority (subject to applicable law) as Grantor treats any and all other fibers or Persons, including itself and any fibers it uses. The costs of all Scheduled Maintenance of the Relevant Fibers shall be borne by Grantor as a part of the Recurring Charge; however, Grantee

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

shall (but only if and to the extent that such Unscheduled Maintenance is not caused by Grantor's negligence, conduct not in compliance with industry standards, willful misconduct or breach of this Agreement) reimburse Grantor for its proportionate share of the Costs of any Unscheduled Maintenance and repair and/or restoration of the Relevant Fibers, which allocation shall be based on the total fiber count within the affected segment of the Grantor System.

     ***

                                  ARTICLE 11.
                               RECURRING CHARGES

     11.01 Subject to the adjustment described in Section 11.02, Grantee shall pay to Grantor each year, commencing with the Acceptance Date and continuing until this Agreement expires or is earlier terminated, the product obtained when: (a) $****** is multiplied by (b) the number of Route Miles in the System Route (the "Recurring Charge").

     11.02 The Recurring Charge shall be increased on each anniversary of the Acceptance Date by the increase, if any, in the Consumer Price Index, All Urban Consumers (CPI-U), U.S. City Average, published by the United States Department of Labor, Bureau of Labor Statistics (1982-84 = 100), for the preceding twelve
(12) month period. In the event such index shall cease to be computed or published, Grantor may, in its reasonable discretion, designate a successor index to be used in determining any increase to the Recurring Charge.

     11.03 The Recurring Charge shall be invoiced by Grantor in four (4) equal installments in advance on the first day of each quarter, and shall be paid in accordance with Section 3.03. In the event the Acceptance Date or expiration of the Term occurs other than on the first day of the quarter, the Recurring Charge shall be prorated.

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                                  ARTICLE 12.
                                  IMPOSITIONS

     12.01 Grantor and Grantee acknowledge and agree that it is their mutual objective and intent to (i) minimize, to the extent feasible, the aggregate Impositions payable with respect to the Grantor Systems and the Relevant Fibers and the administrative expenses associated therewith and (ii) share such Impositions according to their respective interests in the Grantor Systems and the Relevant Fibers, and that they will cooperate with each other and coordinate their mutual efforts to achieve such objectives in accordance with the provisions of this Article 12.

     12.02 Grantor shall be responsible for and shall timely pay any and all Impositions with respect to the construction or operation of the Grantor System which Impositions are imposed or assessed prior to the Acceptance Date of a relevant Segment. Notwithstanding the foregoing obligations, Grantor shall have the right to challenge any such Impositions so long as the challenge of such Impositions does not materially adversely affect the rights to be delivered to Grantee pursuant hereto.

     12.03 Following the Acceptance Date for each relevant Segment of the Grantor System and except with respect to Impositions constituting ad valorem property taxes levied against the Relevant Fibers (which are addressed in
Section 12.04 below), Grantor shall timely pay any and all Impositions imposed upon or with respect to each Grantor System to the extent such Impositions have not been or may not feasibly be separately assessed or imposed upon or against the respective interests of Grantor and Grantee (such as franchise fees that are assessed on a per foot basis against the entire Grantor System) in such Grantor System. Upon receipt of a notice of any such Imposition, Grantor shall promptly notify Grantee of such Imposition and Grantee shall pay or reimburse Grantor for its proportionate share of such Imposition, which share shall be determined (i) to the extent possible, based upon the manner and methodology used by the particular Governmental Authority imposing such Imposition (e.g., on the cost of
                                                            ----
the relative property interests, Grantor's actual, historic or projected revenue derived therefrom, or any combination thereof); or (ii) if the same cannot be so determined, then based upon Grantee's proportionate share of the total fiber count in the affected portion of the Grantor System. Grantee shall be responsible for payment of its proportionate share of any Impositions only respecting the period of time commencing on the Acceptance Date for each Segment and ending upon the conclusion of the Term for each Segment.

     12.04 Following the Acceptance Date for each Grantor System and except to the extent prohibited by applicable laws or regulations, Grantee shall separately file returns for and pay any and all ad valorem property taxes imposed on or assessed against the Relevant Fibers. In the event that applicable laws or regulations require Grantor to file returns for and pay any and all ad valorem property taxes imposed on or assessed against the Relevant Fibers, Grantor shall do so and Grantor shall be entitled to reimbursement from Grantee (under Section 12.03) for the ad valorem property tax payments made respecting the Relevant Fibers.

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

     12.05 Notwithstanding any provision herein to the contrary, Grantor shall have the right to contest any Imposition described in Section 12.03 above, (including by nonpayment of such Imposition provided such nonpayment does not materially adversely affect the rights to be delivered to Grantee pursuant hereto). The out-of-pocket costs and expenses (including reasonable attorney fees) incurred by Grantor in any such contest shall be shared by Grantor and Grantee in the same proportion as to which the parties would have shared in such Impositions, as they were originally assessed. Any refunds or credits resulting from a contest brought pursuant to this Section 12.05 shall be divided between Grantor and Grantee in the same proportion as to which such refunded or credited Impositions were borne by Grantor and Grantee. Grantor shall provide written notice of any contest respecting an Imposition to Grantee.

     12.06 Grantor and Grantee agree to cooperate fully in the preparation of any returns or reports relating to the Impositions. Grantor and Grantee further acknowledge and agree that the provisions of this Article 12 are intended to allocate the Impositions expected to be assessed against or imposed upon the parties with respect to the Grantor System based upon the procedures and methods of computation by which Impositions generally have been assessed and imposed to date, and that material changes in the procedures and methods of computation by which such assessments are assessed and imposed could significantly alter the fundamental economic assumptions underlying the transactions hereunder to the parties.


                                  ARTICLE 13.
                             USE OF RELEVANT FIBERS

     13.01 Grantee represents and warrants that it will use the Relevant Fibers and the IRU hereunder in compliance with all applicable government codes, ordinances, laws, rules and regulations. Similarly, Grantor represents and warrants that it will keep and maintain the Grantor Systems and operations thereof in compliance with all applicable government codes, ordinances, laws, rules and regulations.

     13.02 Grantor agrees not to use the Relevant Fibers for the purposes of transmission of communications, or any other electro-optical use, during the Term of this Agreement.

     13.03 Subject to the provisions of this Agreement, Grantee may use the Relevant Fibers and the IRU for any lawful purpose. Grantee acknowledges and agrees that it has no right to use any fibers, other than the Relevant Fibers, included or incorporated in the Grantor System, and that Grantee shall keep any and all of the Grantor System free from any liens, rights or claims of any third party attributable to Grantee. Grantor shall keep any and all of the Relevant Fibers and the Grantor Systems free from any liens, rights or claims of any third party attributable to Grantor which may materially and adversely affect the right of Grantee to use the Relevant Fibers hereunder.

     13.04 Notwithstanding anything to the contrary contained in this Agreement, during the *** period following the Effective Date, Grantee covenants and agrees that Grantee
                                      12

-------
*** Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

shall not, that Grantee shall have no right to, and that Grantor may enjoin Grantee from any attempt to, assign, sell, lease, sublease, transfer, grant an indefeasible right of use or other similar right or interest in the IRU or the Relevant Fibers to anyone other than an Affiliate of Grantee.

     13.05 Grantee and Grantor shall promptly notify each other of any matters pertaining to, or the occurrence (or impending occurrence) of, any event of which it is aware that could give rise to any damage or impending damage to or loss of the Grantor System.

     13.06 Grantee and Grantor agree to cooperate with and support each other in complying with any requirements applicable to their respective rights and obligations hereunder by any Governmental Authority.


                                  ARTICLE 14.
                                INDEMNIFICATION

     14.01 Subject to the provisions of Article 15, Grantor hereby agrees to indemnify, defend, protect and hold harmless Grantee and its employees, officers and directors, from and against, and assumes liability for: (i) any injury (including death), loss or damage (including reasonable attorney's fees and costs) to any Person (including, without limitation, bystanders or invitees, but excluding any employees of Grantee), tangible property or facilities of any Person to the extent arising out of or resulting from the performance by Grantor of any construction, maintenance, repair or other services performed by Grantor hereunder, breach of this Agreement by, or negligence, willful misconduct or conduct not in compliance with industry standards of, Grantor, its officers, employees, servants, affiliates, agents, contractors, licensees, invitees and vendors arising out of or in connection with the performance by Grantor of its obligations under this Agreement; and (ii) any claims, liabilities or damages arising out of any violation by Grantor of any regulation, rule, statute or court order of any Governmental Authority in connection with the performance by Grantor of its obligations under this Agreement.

     14.02 Subject to the provisions of Article 15, Grantee hereby agrees to indemnify, defend, protect and hold harmless Grantor, and its employees, officers and directors, from and against, and assumes liability for: (i) any injury (including death), loss or damage (including reasonable attorney's fees and costs) to any Person (including, but not limited to, bystanders and invitees but excluding any employees of Grantor), tangible property or facilities of any Person to the extent arising out of or resulting from the breach of this Agreement by, or the negligence or willful misconduct of, Grantee, its officers, employees, servants, affiliates, agents, contractors, licensees, invitees and vendors arising out of or in connection with the exercise by Grantee of its rights under this Agreement; and (ii) any claims, liabilities or damages arising out of any violation by Grantee of any regulation, rule, statute or court order of any Governmental Authority in connection with the exercise by Grantee of its rights under this Agreement.

     14.03 Grantor and Grantee agree to promptly provide each other with notice of any claim that may result in an indemnification obligation hereunder. The indemnifying party may defend such claim with counsel of its own choosing, subject to the consent of the other party, which consent shall not be unreasonably withheld or delayed. No settlement or compromise of any such claim shall occur without the consent of the indemnified party, which consent shall not be unreasonably withheld or delayed.

     14.04 Grantor and Grantee each expressly recognize and agree that its obligation to indemnify, defend, protect and save the other harmless is not a material obligation to the continuing performance of its other obligations, if any, hereunder. In the event that a party shall fail for any reason to so indemnify, defend, protect and save the other harmless, the injured party hereby expressly recognizes that its sole remedy in such event shall be the right to bring legal proceedings against the other party for its damages as a result of the other party's said failure to indemnify, defend, protect and save harmless. These obligations shall survive the expiration or termination of this Agreement.

     14.05 Notwithstanding the foregoing provisions of this Article 14, to the extent Grantor is required under the terms and provisions of any Required Right with a Governmental Authority to indemnify such Governmental Authority from and against any and all claims, suits, judgments, liabilities, losses and expenses arising out of service interruption, cessation, unreliability of or damage to the Grantor System, regardless of whether such claims, suits, judgments, liabilities, losses or expenses arise from the sole or partial negligence, willful misconduct or other action or inaction of such Governmental Authority and its employees, servants, agents, contractors, subcontractors or other Persons using the property covered by such Required Right, Grantee hereby releases such Governmental Authority from, and hereby waives, as against such Governmental Authority, all claims, suits, judgments, liabilities, losses and expenses arising out of service interruption, cessation, unreliability of or damage to the Grantor System regardless of whether such claims, suits, judgments, liabilities, losses or expenses arise from the sole or partial negligence, willful misconduct or other action or inaction, of such Governmental Authority or its employees, servants, agents, contractors, subcontractors or other Persons using the property covered by such Required Right.


                                  ARTICLE 15.
                            LIMITATION OF LIABILITY

     Notwithstanding any provision of this Agreement to the contrary and except to the extent caused by the willful misconduct of a party (which shall be deemed to have occurred with respect to employees or agents causing such damages only if (i) such employees or agents have been authorized by the party to so act, or
(ii) the party employing has been grossly negligent in the hiring and/or supervising of such employee), neither party shall be liable to the other party for any special, incidental, indirect, punitive or consequential damages, whether foreseeable or not, arising out of, or in connection with such party's failure to perform its respective obligations hereunder, including, but not limited to, loss of profits or revenue (whether arising out of transmission interruptions or problems, any interruption or degradation of service or otherwise), or claims of customers, whether occasioned by any construction, reconstruction, relocation, repair or maintenance performed by, or failed to be performed by, the other party or any other cause whatsoever, including negligence or strict liability. Except as set forth in Section 14.05, nothing contained herein shall operate as a limitation on the right of either party hereto to bring any action whatsoever against any third party.


                                  ARTICLE 16.
                                   INSURANCE

     16.01 During the term of this Agreement, Grantor shall obtain and maintain the following insurance: (i) Commercial General Liability including coverage for
(a) premises/operations, (b) independent contractors, (c) products/completed operations, (d) personal and advertising injury, (e) contractual liability, and
(f) explosion, collapse and underground hazards, with combined single limit of not less than $5,000,000.00 each occurrence or its equivalent; (ii) Worker's Compensation in amounts required by applicable law and Employer's Liability with a limit of at least $1,000,000.00 each accident; (iii) Automobile Liability including coverage for owned/leased, non-owned or hired automobiles with combined single limit of not less than $1,000,000.00 each accident; and (iv) any other insurance coverages required under or pursuant to the Required Rights.

     16.02 Grantee expressly acknowledges that Grantor shall be deemed to be in compliance with the provisions of this Article if it maintains an approved self-insurance program providing for a retention of up to $1,000,000.00. If Grantor provides any of the foregoing coverages on a claims made basis, such policy or policies shall be for at least a three (3) year extended reporting or discovery period.

     16.03 Unless otherwise agreed, all insurance policies shall be obtained and maintained with companies rated A or better by Best's Key Rating Guide and Grantor shall, upon request, provide an insurance certificate confirming compliance with the requirements of this Article 16.

     16.04 Grantor shall obtain from the insurance companies providing the coverages required by this Agreement, the permission of such insurers to allow Grantor to waive all rights of subrogation and Grantor does hereby waive all rights of said insurance companies to subrogation against Grantee, its affiliates, subsidiaries, assignees, officers, directors and employees. To the extent of Grantor's indemnification obligation, Grantor shall name Grantee as an additional insured on Grantor's Commercial General Liability and Automobile Liability policies.

     16.05 In the event Grantor fails to maintain the required insurance coverages and a claim is made or suffered, Grantor shall indemnify and hold harmless Grantee from any and all claims for which the required insurance would have provided coverage.

     16.06 Until the Effective Date, Grantor shall bear all risk of loss of and damage or destruction to the Grantor System (including the Relevant Fibers). Commencing as of the Effective Date, any loss, damage or destruction of or to the Grantor System not otherwise required to be insured hereunder shall be treated as either Scheduled Maintenance or Unscheduled Maintenance, as applicable.


                                  ARTICLE 17.
                                 FORCE MAJEURE

     Except as may be otherwise specifically provided in this Agreement, neither party shall be in default under this Agreement if and to the extent that any failure or delay in such party's performance of one or more of its obligations hereunder is caused by any of the following conditions, and such party's performance of such obligation or obligations shall be excused and extended for and during the period of any such delay: act of God; fire; flood; materials shortages or unavailability or other delay in delivery not resulting from the responsible party's failure to timely place orders therefor; government codes, ordinances, laws, rules, regulations or restrictions; war or civil disorder; or any other cause beyond the reasonable control of such party (evaluated in accordance with generally accepted industry practices) (each a "Force Majeure Event"). The party claiming relief under this Article shall promptly notify the other in writing of the existence of the event relied on and the cessation or termination of said event.


                                  ARTICLE 18.
                            DEFAULT AND TERMINATION

     18.01 If Grantee fails to observe and perform the material terms and provisions of this Agreement and such failure continues for a period of thirty
(30) days after written notice from Grantor (or if such failure is not susceptible of a cure within such thirty (30) day period, cure has not been commenced and diligently pursued thereafter to completion), then Grantor may (A) terminate this Agreement and the Term, in whole or in part, in which event Grantor shall have no further duties or obligations hereunder, and (B) subject to Article 15, pursue any legal remedies it may have under applicable law or principles of equity relating to such default, including an action for damages, specific performance and/or injunctive relief.

     18.02 If Grantor fails to observe and perform the material terms and provisions of this Agreement and such failure continues for a period of thirty
(30) days after written notice from Grantee (or if such failure is non-monetary in nature and is not susceptible of a cure within such thirty (30) day period, cure has not been commenced and diligently pursued thereafter to completion), then Grantee may (A) terminate this Agreement and the Term, in whole or in part, in which event Grantee shall have no further duties or obligations hereunder, and (B) subject to Section 18.03 and Article 15, pursue any legal remedies it may have under applicable law or principles of equity relating to such default, including an action for damages, specific performance and/or injunctive relief. Nothing in this Section 18.02 shall limit Grantee's rights to terminate this Agreement pursuant to other provisions of this Agreement that do not give Grantor any opportunity to cure, and Section 18.02 is not intended to require that Grantee must first give Grantor the opportunity to cure prior to terminating the Agreement and seeking the relief permitted therein.

     18.03 Notwithstanding anything contained in this Agreement to the contrary, Grantee's sole and exclusive remedies with respect to any failure of Grantor to deliver the Relevant Fibers by the Completion Date shall be as follows:

            (a)   *** and

            (b) in the event that Grantor has failed to deliver the Relevant Fibers to Grantee within *** after the Completion Date, then Grantee shall be entitled to terminate the IRU in such Grantor System and recover back from Grantor the percentage of the IRU Fee already paid by Grantee, plus interest at the Prime Rate plus *** from the date of Grantee's payment until the date of the refund.

     ***


                                  ARTICLE 19.
                                  ASSIGNMENT

     19.01 Neither party shall assign, encumber or otherwise transfer this Agreement to any other Person without the prior written consent of the other party, which consent shall not be


------------------
*** Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

unreasonably withheld; provided, each party shall have the right, without the other party's consent, but with prior written notice to the other party, to assign or otherwise transfer this Agreement (i) as collateral to any institutional lender of such party subject to the prior rights and obligations of the parties hereunder; and (ii) to any Affiliate of such party, or to any entity into which such party may be merged or consolidated or which purchases all or substantially all of the assets of such party; provided that such party shall not be released from its obligations hereunder and such party agrees to ensure that any assignee or transferee is on notice of all of the provisions of this Agreement, and shall be subject to all such provisions (except with respect to lenders to the extent provided below). Any assignee or transferee shall continue to be subject to all of the provisions of this Agreement (except that any lender referred to in clause (i) above shall not incur any obligations under this Agreement nor shall it be restricted from exercising any right of enforcement or foreclosure with respect to any related security interest or lien, so long as the purchaser in foreclosure is subject to the provisions of this Agreement). Without limiting the foregoing, any sale, conveyance, assignment or other transfer of any kind whatsoever of all or any part of the Grantor System shall be subject to this Agreement which shall survive such sale, conveyance, assignment or other transfer.

     19.02 Any and all increased Required Right payments, fees, charges, costs or expenses which result under the Required Rights or otherwise as a result of any permitted assignment or transfer of this Agreement by a party shall be paid by such party.

     19.03 This Agreement and each of the parties' respective rights and obligations under this Agreement, shall be binding upon and shall inure to the benefit of the parties hereto and each of their respective permitted successors and assigns.

     19.04 Nothing contained in this Article 19 shall be deemed or construed to prohibit Grantor from selling, transferring, leasing, licensing, granting indefeasible rights of use or entering into similar agreements or arrangements with other Persons respecting any fibers (other than the Relevant Fibers) and conduit constituting a part of the Grantor System.


                                  ARTICLE 20.
                         REPRESENTATIONS AND WARRANTIES

     20.01 Each party represents and warrants that: (i) it has the power and authority to enter into, execute and deliver this Agreement; (ii) it has taken all requisite corporate action to approve the execution, delivery and performance of this Agreement; (iii) this Agreement constitutes a legal, valid and binding obligation enforceable against such party in accordance with its terms, subject to bankruptcy, insolvency, creditors' rights and general equitable principles; (iv) it shall not commit a breach of any other agreement as a result of executing this Agreement or as a result of the obligations imposed upon it hereunder; and (iv) its execution of and performance under this Agreement shall not violate any applicable existing regulations, rules, statutes or court orders of any local, state or federal government agency, court or body.

     20.02 Grantor represents and warrants that the Segments of the Grantor Systems that it will construct pursuant hereto and in which Grantee receives the IRU will be designed, engineered, installed, and constructed substantially in accordance with the terms and provisions of this Agreement, any and all applicable building, construction and safety codes, as well as any and all other applicable governmental laws, codes, ordinances, statutes and regulations; provided Grantee's sole rights and remedies with respect to any breach of such representation shall be (i) to inspect the construction, installation and splicing of the Relevant Fibers incorporated in such Segment and to participate in the acceptance testing, as provided herein; (ii) if, during the course of such construction, installation and testing any deviation from the specifications set forth herein is discovered which is reasonably likely to materially adversely affect the operation or performance of the Relevant Fibers, the construction or installation of the affected portion of such Segment shall be repaired to such specification by Grantor at Grantor's sole cost and expense; and (iii) if, at any time prior to the date that is twelve (12) months after the Grantor's delivery of the relevant as-built drawings as required in Section 2.02, Grantee shall notify Grantor in writing of its discovery of a deviation from the specifications set forth herein which is reasonably likely to materially adversely affect the operation or performance of the Relevant Fibers, with respect to such Segment (which notice shall be given within thirty (30) days of such discovery), then the construction or installation of the affected portion of such Segment shall be repaired to such specification by Grantor at Grantor's sole cost and expense. Notwithstanding the foregoing, in the event that Grantee discovers a deviation from the plans for construction or installation of the Grantor System which deviation is not reflected on the as-built drawings, and such deviation is reasonably likely to materially adversely affect the operation or performance of the Relevant Fibers, then Grantee shall have a period of ninety (90) days after Grantee's discovery of such defect within which to notify Grantor and the construction or installation of the affected portion of such Segment shall be repaired to such specification at Grantor's sole cost and expense.

     20.03 Grantor represents and warrants that it has obtained and shall maintain throughout the Term of this Agreement, and shall require any of its subcontractors to obtain and maintain throughout the Term of this Agreement, such insurance policies as set forth in Article 16.

     20.04 Each party represents and warrants to the other that there are no pending, or to the knowledge of such party, threatened actions, suits, claims, condemnations, or other proceedings (i) which would materially and adversely affect the Relevant Fibers being delivered hereunder by Grantor, the Grantor Systems, or the ability of either party to consummate the transactions and perform the obligations contemplated hereby, (ii) which would result in any charge being levied against, or lien assessed on the Relevant Fibers being delivered by Grantor hereunder which lien would materially and adversely affect Grantor's ownership or Grantee's use of the Relevant Fibers, or (iii) in which either party is or will be a party by reason of either party's interests in the Relevant Fibers.

     20.05 Grantor represents and warrants that as of the date hereof, Grantor is not aware of any material adverse claim or any material threat to terminate any of the rights granted to Grantee hereunder.

     20.06 The foregoing representations and warranties shall survive the execution and delivery of this Agreement.

     20.07 If there is an interruption, impairment in, defect in or failure of the Relevant Fibers to perform in accordance with the applicable vendor's or manufacturer's specifications with respect to the Relevant Fibers, Grantor shall, upon Grantee's request, assign to Grantee the particular vendor's or manufacturer's warranty. In the event any maintenance or repairs to the Grantor System are required as a result of a breach of any warranty made by any manufacturers, contractors or vendors, unless Grantee shall elect to pursue such remedies itself, which Grantee shall have the right to do at its sole discretion, Grantor shall pursue at its own cost and expense all remedies against such manufacturers, contractors or vendors on behalf of Grantee, and Grantor shall reimburse Grantee's costs for any maintenance and repairs Grantee has incurred as a result of any such breach of warranty.

     20.08 EXCEPT AS OTHERWISE PROVIDED IN THIS AGREEMENT, GRANTOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO THE RELEVANT FIBERS OR THE GRANTOR SYSTEM, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR PARTICULAR PURPOSE, AND ALL SUCH WARRANTIES ARE HEREBY EXPRESSLY DISCLAIMED.


                                  ARTICLE 21.
                                CONFIDENTIALITY

     21.01 Grantor and Grantee hereby agree that if either party provides confidential or proprietary information to the other party ("Proprietary Information"), such Proprietary Information shall be held in confidence, and the receiving party shall afford such Proprietary Information the same care and protection as it affords generally to its own confidential and proprietary information (which in any case shall be not less than reasonable care) in order to avoid disclosure to or unauthorized use by any third party. The parties acknowledge and agree that all information disclosed by either party to the other in connection with or pursuant to this Agreement shall be deemed to be Proprietary Information to the extent that written information is clearly marked in a conspicuous place as being confidential or proprietary and verbal information is indicated as being confidential or proprietary when given and promptly confirmed in writing as such thereafter. All Proprietary Information, unless otherwise specified in writing, shall remain the property of the disclosing party, shall be used by the receiving party only for the intended purpose, and such written Proprietary Information, including all copies thereof, shall be returned to the disclosing party or destroyed after the receiving party's need for it has expired or upon the request of the disclosing party. Proprietary Information shall not be reproduced except to the extent necessary to accomplish the purpose and intent of this Agreement, or as otherwise may be permitted in writing by the disclosing party.

     21.02 The foregoing provisions of Section 21.01 shall not apply to any Proprietary Information which (i) becomes publicly available other than through the disclosing party; (ii) is required to be disclosed by a governmental or judicial law, order, rule or regulation; (iii) is independently developed by the receiving party; or (iv) becomes available to the receiving party without restriction from a third party, provided such third party was authorized to receive the information.

     21.03 Notwithstanding Sections 21.01 and 21.02 either party may disclose Proprietary Information to its employees, agents, and legal and financial advisors and providers to the extent necessary or appropriate in connection with the negotiation and/or performance of this Agreement or in obtaining financing, provided that each such party is notified of the confidential and proprietary nature of such Proprietary Information and is subject to or agrees to be bound by similar restrictions on its use and disclosure.

     21.04 Nothing herein shall limit the right of either party from publicly disclosing the existence of and general subject matter of this Agreement.

     21.05 In the event either party shall be required to disclose all or any part of this Agreement in, or attach all or any part of this Agreement to, any regulatory filing or statement, each party agrees to discuss and work cooperatively, in good faith, with the other party, to protect, to the extent possible, those items or matters which the other party deems confidential and which may, in accordance with applicable laws, be deleted therefrom.

     21.06 The provisions of this Article 21 shall survive expiration or termination of this Agreement.


                                  ARTICLE 22.
                                    NOTICE

     All notices or other communications which are required or permitted herein shall be in writing and sufficient if delivered personally, sent by prepaid overnight air courier, or sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

     IF TO GRANTOR (prior to July 1, 1999):

               LEVEL 3 COMMUNICATIONS, LLC
               1450 Infinite Drive
               Louisville, Colorado 80027
               Attn:  General Counsel

               (after July 1, 1999):

               LEVEL 3 COMMUNICATIONS, LLC
               1025 Eldorado Drive
               Broomfield, Colorado  80021
               Attn:  General Counsel

     IF TO GRANTEE:

               FOCAL FINANCIAL SERVICES, INC.
               200 North LaSalle Street
               Chicago, Illinois 60601
               Attn:  Chief Operating Officer
     with a copy to:

               FOCAL COMMUNICATIONS CORP.
               200 North LaSalle Street
               Chicago, Illinois 60601
               Attn:  General Counsel

or at such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith. Any such communication shall be deemed to have been given when delivered if delivered personally, on the business day after dispatch if sent by overnight air courier, or on the third business day after posting if sent by mail.


                                  ARTICLE 23.
                          ENTIRE AGREEMENT; AMENDMENT

     This Agreement and the attached Exhibits, which are incorporated herein to the same extent as if fully set forth herein, sets forth the entire agreement and understanding of the parties with respect to the subject matter hereof.
This Agreement may be amended or modified only by written instrument duly executed by each of the parties. Each party to this Agreement further acknowledges that no promises, representations, inducements, agreements, or warranties, other than those set forth herein, have been made to induce the execution of this Agreement by said party, and each party acknowledges that it has not executed this Agreement in reliance on any promise, representation, inducement, or warranty not contained herein. Without limiting the foregoing or any other provision of this Agreement, all prior contracts, agreements, conveyances, grants or understandings of any kind whatsoever between the parties that relate in any way to the Property, and the terms thereof, rights therein, or obligations thereunder, are hereby fully and completely terminated, extinguished and of no further force and effect.


                                  ARTICLE 24.
                          RELATIONSHIP OF THE PARTIES

     The relationship between Grantee and Grantor shall not be that of partners, agents, or joint venturers for one another, and nothing contained in this Agreement shall be deemed to constitute a partnership or agency agreement between them for any purposes, including but not limited to federal income tax purposes.


                                  ARTICLE 25.
                                 COUNTERPARTS

     This Agreement may be executed in one or more counterparts, all of which taken together shall constitute one and the same instrument.

                                  ARTICLE 26.
                                 MISCELLANEOUS

     26.01 Notwithstanding anything in this Agreement to the contrary, if all of the Grantor Systems, or such portion thereof as will make the Relevant Fibers unusable for the purposes contemplated herein, is taken by eminent domain, this Agreement shall terminate on the date when possession thereof is taken by the condemning authority and neither party shall have any further liability to the other party. Each party to this Agreement shall be entitled to seek and recover such condemnation award as may be allowed to it under applicable law, and neither Grantor nor Grantee shall have any rights in any award recovered by the other.

     26.02 If any provision of this Agreement as applied to either party or to any circumstance, shall be adjudged by a court to be invalid, illegal or unenforceable, the same shall not affect the validity, legality, or enforceability of the portion of the provision, if any, that is not invalid, illegal or unenforceable, the application of such provision in any other circumstances, or the validity, legality, or enforceability of any other provision of this Agreement. Further, all terms and conditions of this Agreement shall be deemed enforceable to the fullest extent permissible under applicable law, and, when necessary, the court in any action between the parties is requested to reform any and all terms or conditions to give them as much effect as possible.

     26.03 No waiver, which shall only be effective if written, of any breach or default hereunder shall be deemed to be a waiver of any preceding or subsequent breach or default.

     26.04 If any legal action or arbitration is brought by either party under this Agreement, the prevailing party shall be entitled to an award of its actual attorneys' fees and costs (including any amount through any appellate proceedings). The prevailing party shall mean that party whose obtained relief is closest to its requested relief.

     26.05 The parties to this Agreement do not intend for any third party to be a third party beneficiary of any provision of this Agreement or this Agreement in its entirety.

     26.06 This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and shall be governed by the laws of Illinois without reference to the choice of law provisions thereof.

     26.07 All provisions of this Agreement that require Grantor to pay any refunds or other amounts to Grantee shall survive the termination of this Agreement, including without limitation provisions that contemplate such payment to be made at or after the termination of this Agreement.

     IN WITNESS WHEREOF, Grantor and Grantee have executed this Agreement as of the date first above written.


                              LEVEL 3 COMMUNICATIONS, LLC, a

                              Delaware limited liability company


                              By /s/ Kathleen Peron
                                 ---------------------------------------

                                Title: Vice President


                              FOCAL FINANCIAL SERVICES, INC., for itself and as agent for Focal Communications Corporation of Illinois, Focal Communications Corporation of New York and Focal Communications Corporation of California


                              By /s/ John R. Barnicle
                                 ---------------------------------------

                                    John R. Barnicle

                                Title:  Chief Operating Officer


Exhibit "A" - System Route

Exhibit "B" - IRU Fee

Exhibit "C" - Acceptance Testing Procedures

Exhibit "D" - Maintenance

Exhibit "E" - Escalation Procedure

Exhibit "F" - Availability Dates

                           Exhibit "A" - System Route


1. For identification purposes the System Routes containing the Relevant Fiber are illustrated on the maps attached hereto. The Grantor will terminate the Grantee Fibers on an industry-standard optical termination panel (demarcation point), to be provided by Grantor, of sufficient size to accommodate the fiber count defined in this Agreement, with SC-type connectors, and to be located within Grantor's Point of Presence (POP) within a building. All optronics or electronic (for example, SONET terminals) equipment necessary for Grantee to terminate the Grantee Fibers within the LEC Central Offices, Carrier Hotels, and other buildings is the responsibility of the Grantee.

                          Exhibit "A" - System Route

                        Attachment 1 - System Route Map



                                (See Attached)

                        Exhibit B - Pricing Information


Dark Fiber Pricing:

City/Loop                                  IRU Price     Fibers
Chicago - CBD                                 ***          ***
New York City - CBD                           ***          ***
Philadelphia - CBD                            ***          ***
San Francisco-CBD                             ***          ***
Los Angeles - CBD                             ***          ***
Seattle - CBD                                 ***          ***
Southfield, MI Subloop                        ***          ***
Total Dark Fiber IRU Fee                      ***

IRU Payment Schedule:

  Contract signing (*** of IRU Fee):          ***

  Conduit Completion (*** of IRU Fee):
   Chicago                                    ***
   New York City                              ***
   Philadelphia                               ***
   San Francisco                              ***
   Los Angeles                                ***
Seattle                                       ***
   Southfield, MI                             ***
                                              ***

Fiber Installation (*** of IRU Fee):
 Chicago                                      ***
   New York City                              ***
   Philadelphia                               ***
   San Francisco                              ***
   Los Angeles                                ***
Seattle                                       ***
   Southfield, MI                             ***
                                              ***

 Acceptance (*** of IRU Fee):
   Chicago                                    ***
New York City                                 ***
   Philadelphia                               ***
   San Francisco                              ***
   Los Angeles                                ***
Seattle                                       ***
   Southfield, MI                             ***
                                              ***


--------------
*** Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

                     Operations & Maintenance (O&M) Fees:


 Charge Per Route Mile Per Year                               $***

Annual O&M Payment Schedule:

    Chicago                                   ***
    New York City                             ***
    Philadelphia                              ***
    San Francisco                             ***
    Los Angeles                               ***

    Seattle                                   ***
    Southfield, MI                            ***
                                              ***


Building Access Allocation:

Grantor will deliver a portion of the Cable to the following buildings for the Building Access Fee as indicated. Charges for this construction will be paid by Grantee per the following Building Access Payment Schedule. Grantee shall inform Grantor of its desired number of fibers to each of the following buildings no later than thirty (30) days after execution hereof. Grantee will be responsible for all fees (one-time and on-going) associated with obtaining building owner authorization allowing Grantor to perform construction of building laterals and in-building riser facilities. Grantor will obtain necessary permits and the laterals and riser facilities will be considered part of the Grantor System. Should Grantee opt not to have Grantor construct to any of these locations, the Building Access Fee will be added back to the IRU Fees on a pro-rata basis.


Location                                             Building Access Fee

***                                                           ***
***                                                           ***
***                                                           ***
***                                                           ***
***                                                           ***

Building Access Payment Schedule:

Contract signing *** of Building Access Fee):                 ***

Grantor Receipt of building permits,
Required Franchise, etc. (*** of Building Access Fee):
    ***                                                       ***

--------------
*** Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

    ***                                                 ***
    ***                                                 ***
    ***                                                 ***    ***


Additional Building Access Work:

In the event that Grantee desires to have Grantor perform additional work respecting the installation of fibers in a building, Grantee may request that Grantor secure bids for such work from contractors generally used by Grantor for the performance thereof. Grantor will (if Grantor elects to perform such work for Grantee) deliver to Grantee three (3) or more valid bids for the performance of such work (which bids may be solicited by Grantor specifically for the performance of the work requested by Grantee or may be bids that Grantor already procured for the performance of such work or similar work), and Grantee may select a contractor from the bids so submitted. Grantor shall be responsible for all dealings with the contractor (including contractual matters, payment, project management and directions respecting the scope of the contractor's engagement) and Grantee shall pay Grantor an amount equal to the actual cost for the performance of such work, plus ***.

***.

Grantor will deliver a mutually agreed upon portion of the Cable to the Central Offices and Carrier Hotels as designated below. The delivery of the Cable at the Carrier Hotels will be to a Grantor POP or designated point of demarcation or common entry access point as designated by the building owner or building management company. Grantee will be responsible for any additional distribution of the related cable or other facilities to other location within the Carrier Hotels.

Central Office delivery of the Cable will be to a Grantor colocation area inside the Central Office unless otherwise restricted by the operating entity of the Central Office. Grantee is responsible for all necessary applications, orders, engineering, coordination and all associated fees and to connect the Cable and/or related facilities to a Grantee secured colocation facility located in the Central Office.

Chicago Central Business District:
***
***
***
***
***
***
***
***
***


----------------
*** Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

New York Central Business District:
***
***
***
***
***
***
***
***
***
***
***
***
***
***
***


Philadelphia Central Business District
***
***
***
***
***
***

San Francisco Central Business District
***
***
***
***
***
***
***

Los Angeles Central Business District
***
***
***
***
***

Seattle Central Business District
***
***
***
***


---------------
*** Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

***


Southfield - Southfield Loop
***
***

------------------
*** Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

         Exhibit "C" - Specifications and Acceptance Testing Procedures


Grantor will construct and maintain the Relevant Conduit and Grantee Fibers in accordance with industry standards unless this Exhibit C sets forth different standards, in which case Grantor agrees that the standards set forth in this Exhibit C shall control.


Fiber Optic Cable Splicing, Testing And Acceptance Standards
------------------------------------------------------------
THE FOLLOWING APPLIES ONLY WHEN GRANTOR INSTALLS, REPLACES, RESTORES OR REPAIRS GRANTEE'S FIBER.

1. Grantor shall perform all tests for the Relevant Conduit and Grantee Fibers within the time frames set forth for the Complete Dates. Upon completion of such tests, Grantor shall deliver the test results to Grantee.


2.  Grantor will terminate the Relevant fibers to the Fiber Distribution Panel
    (FDP), to be provided by Grantor and located within Grantor's Point of Presence (POP) within a building, with SC-type connectors.


3. When Grantor has installed the Grantee Fibers, Grantor shall verify and record the continuity of all Grantee Fibers strands within the Relevant Conduit. Grantor shall also test and record power level readings on all fiber strands in both directions of transmission using the 1310 & 1550 nm wavelength. Grantor shall also perform bi-directional OTDR (Optical Time Domain Reflectometer) end-to-end test to verify and insure that no Grantee Fibers have been crossed at any of the splice points between the Locations. Grantor shall provide Grantee with copies of test results, including, without limitation, all bi-directional OTDR traces for all the fiber strands within the Grantee Fiber. To verify end-to-end fiber continuity, power level readings taken with a laser source and power meter shall be recorded for every fiber strand of the Grantee Fiber. Each fiber strand color must be recorded along with its buffer tube color or the ribbon color. The laser source transmit power level using the 1310 & 1550 nm wavelength shall always be recorded together with the receive power level reading at the receiving end of the test.

3. All splices shall meet the performance and quality standards set forth in this Exhibit C. All splices in the Grantee Fibers shall be fusion spliced. Mechanical splices are only allowed during temporary restoration and will be replaced with fusion splices within 7 days. All tests and measurements shall be done using 1310 & 1550 nm wavelength and as follows:

     a. Grantor shall perform tests after the fiber cable is installed and the splicing enclosures have been completed and are in their final resting configuration with the manhole or handhole covers closed. This ensures that no micro or macro bending problems with the cable or fiber strands will contribute to the loss/attenuation measurements.

     b. All OTDR traces shall be taken from both ends of a section (between adjacent Locations) and recorded using the 1310 & 1550 nm wavelength. Loss/attenuation measurements for each splice point from both directions shall be taken and recorded.

     c. The end-to-end loss value as measured with an industry-accepted laser source and power meter should have an attenuation rating of less than or equal to 0.4 dB/km at 1310 nm and 0.30 dB/km at 1550 nm.

     d.   Grantor's loss/attenuation objective for each fiber optic splice is
          0.1 dB. When measured in one direction with an OTDR test set. Loss/attenuation reading shall be 0.15 dB or less. If after four attempts this parameter is not met, the splice will remain provided the average loss/attenuation value of all splices on an individual fiber basis shall not exceed 0.1 dB for the entire ring or Subsystem identified in Exhibit "A".

     e. For bi-directional OTDR testing, the distance from Location "A" and Location "Z" shall be recorded for each splice point. The loss/attenuation at each splice point shall be recorded at both wavelengths (1310 nm & 1550 nm) in each direction. Grantor shall then average the two readings to obtain the final average splice loss/attenuation for each splice point of each fiber strand within the fiber optic cable.

     f. Following emergency restoral, Grantor personnel shall perform span test documenting End-to-End attenuation measurement of each fiber and will be completed in both directions at 1310 & 1550 nm wavelengths. Upon permanent repair, new splice loss readings should be no greater than the original splice loss specifications.

4. Upon completion of the foregoing tests, Grantor shall complete, execute and deliver to Grantee written notice that Grantor's installation efforts are complete and the Relevant Conduit and Grantee Fibers is ready for Grantee acceptance testing.

CONSTRUCTION SPECIFICATIONS
---------------------------
THE FOLLOWING APPLIES TO RELEVANT CONDUIT AND GRANTEE FIBER IF INSTALLED BY GRANTOR.

1. Installation and construction will be in accordance with specifications listed herein (with the exception of conduit installed by others and leased by Grantor) and meet sound commercial practices and Teleco industry standards. The National Electrical Code shall be followed in every case except where local regulations are more stringent, in which case local regulations shall govern.

     2. Minimum depth required in the placement of conduit/innerduct shall be *** inches, where this is not possible additional protection will be added to protect the Relevant Conduit, i.e., concrete, concrete slurry, steel plates, etc.

     The minimum cover across streams, rivers and other waterways is *** inches below the cleanout elevation or existing grade, whichever is greater. Steel conduit will be placed at all such crossings unless the crossing is directional bored at a greater depth.

     At locations where conduit crosses other subsurface utilities or other structures, a minimum of *** inches of vertical clearance and the applicable minimum depth shall be maintained. In the event that *** inches cannot be obtained, the cable shall be encased in steel pipe rather than conduit. No Grantee Fiber shall be installed by Grantor without being surrounded by innerduct, conduit or steel pipe.

3. All paved city, state, federal and interstate highways and railroad crossings will be encased in steel conduit or HDPE, SDR-9, or SDR-11. If the crossing is at grade, steel is not required if the cable is placed with *** inches of cover or more, and the crossing is directional bored. All crossings of major streams, rivers, bays and navigable waterways will be placed in innerduct, HDPE, PVC or steel conduit.

     All jack and bores will use steel conduit.

     All directional bores will use innerduct, HDPE, PVC, or steel conduct.

     All Relevant Conduit shall be Physically Route Diverse underground and contained in a conduit or innerduct (no aerial route).

     Any cable placed in swamp or wetland areas will be placed in Innerduct, HDPE, PVC, or steel conduit.

     Appropriate authority will determine all conduits placed on bridges. Innerduct(s) shall be installed in all steel conduits or Fiberglass (FRE). No cable will be placed directly in any split/solid steel conduit without innerduct. Innerduct(s) shall extend beyond the end of all conduits a minimum of 18 inches.

4. The maximum pulling force to be applied to the fiber optic cable shall be *** pounds. Bends of small radii (less than 20 times the outside diameter of the cable) and twists that may damage the cable shall be avoided during cable placement.

     The cable shall be lubricated and placed in accordance with the cable manufacturer specifications.

     A pulling swivel breakaway rate at *** pounds shall be used at all times.

     All splices will be contained in a handhole or manhole.

-----------------------
     *** Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

5. All work will be done in strict accordance with federal, state, local, and applicable private rules and laws regarding safety and environmental issues, including those set forth by OSHA and the EPA. In addition, all work and the resulting fiber system will comply with the current requirements of all governing entities (FCC, NEC, DEC and other national, state and local codes).

6. Upon completion of installation of the Relevant Conduit, the Relevant Conduit will be proofed by Grantor to verify continuity and integrity by pulling a solid aluminum or steel mandrel or by blowing a pig. The outside diameter of the mandrel or pig shall be a minimum of one inch (1") and four inches (4") long.

7. The entire fiber optic cable system will be properly protected from foreign voltage and grounded with an industry-accepted system.

8.   As-built drawings will contain a minimum of the following:

     a.   Information showing the location of route
     b.   Splice locations
     c.   Manhole and handhole locations
     d.   Conduit information (type, length, size, color, etc.)
     e. Cable information (manufacturer, type of fiber, type of cable, final cable lengths)
     f.   Notation of all deviations from specifications (depth, etc.)


9. Drawing will be updated with actual field data during and after construction. Updates to the as-builts will be provided within 60 days of completion of any change, such as route relocations.

                           Exhibit "D" - Maintenance


Maintenance Procedures


1. Scheduled Maintenance. "Scheduled Maintenance" shall mean routine maintenance and repair of the Relevant Conduit, including the following activities:

a. Patrol of the System Route on a regularly scheduled basis (Grantor shall provide such schedule upon request).

b.   Establishment and operation of a "Call-Before-You-Dig" program.

c.   Performance of all required cable locates.

d. Grantor will perform routine maintenance and repair checks and services, including preventative inspections, as determined necessary by Grantor to maintain the Grantee Fibers within the Specifications. Grantee may also request reasonable routine maintenance or service on the Grantee Fibers by detailing such requested maintenance or service in a notice to Grantor. Grantor shall treat the Grantee Fibers with the same standard of care as its own fibers, but in no event with less than reasonable care.


2. Unscheduled Maintenance. "Unscheduled Maintenance" shall mean any non-routine maintenance and repair of the Relevant Conduit which is not included as Scheduled Maintenance, including repairs required as a result of cable cuts or natural or man-made disasters. Unscheduled Maintenance is generally divided into two (2) categories:

  a. "Emergency Unscheduled Maintenance," which is repair activity performed in response to an alarm identification by Grantor's Operations Center, notification by Grantee or notification by third party of any failure, interruption or impairment of the Relevant Conduit, or any event likely to cause the failure, interruption or impairment of the Relevant Conduit or Grantee Fiber.

  b. "Non-Emergency Unscheduled Maintenance," which is repair activity performed in response to any potential integrity-affecting situation so as to prevent any failure, interruption or impairment in the Relevant Conduit or Grantee Fiber.

Grantor shall use commercially reasonable efforts to correct as soon as practicable any failure, interruption or impairment in the operation of the Grantee Fibers, including without limitation, cuts or any other events that cause the Grantee Fibers to fail to operate within the Specifications. Grantee shall be notified and provided contact information for any and all restoration sub-contractors retained by Grantor. When performing Emergency work, Grantor shall use commercially reasonable efforts to minimize risk to Grantee Fibers and shall provide Grantee, when feasible, with immediate notice of the proposed emergency work.

Grantee, at its own expense, shall have the right to have an employee or representative present to supervise Grantor in any installation, maintenance and repair of the Grantee Fibers. Grantee will not be permitted any other access to the Grantee Fibers except as expressly set forth herein.

Grantee shall immediately report the need for Unscheduled Maintenance. Grantor will verify the problem and dispatch personnel immediately to take corrective action.

3. Operations Center. Grantor shall operate and maintain an Operations Center ("OC") staffed twenty-four (24) hours a day, seven (7) days a week by trained and qualified personnel. Grantor's maintenance employees shall be available for dispatch twenty-four (24) hours a day, seven (7) days a week. Grantor shall have its first maintenance employee at the site requiring Emergency Unscheduled Maintenance activity within *** after the time Grantor becomes aware of an event requiring Emergency Unscheduled Maintenance, unless delayed by circumstances beyond the reasonable control of Grantor. Grantor shall maintain a toll-free telephone number to contact personnel at the OC. Grantor's OC personnel shall dispatch maintenance and repair personnel along the system to handle and repair problems detected in the Grantor System, Relevant Conduit and/or Grantee Fiber:
(i) through the Grantee's remote surveillance equipment and/or upon notification by Grantee to Grantor, or (ii) upon notification by a third party.

4. Cooperation and Coordination. Grantor shall notify Grantee at least ten (10) business days prior to the date of any Planned Service Work Period ("PSWP") of any Scheduled Maintenance and as soon as possible after becoming aware of the need for Unscheduled Maintenance. Grantee shall have the right to be present during the performance of any Scheduled Maintenance or Unscheduled Maintenance so long as this requirement does not interfere with Grantor's ability to perform its obligations under this Agreement. In the event that Scheduled Maintenance is canceled or delayed for whatever reason as previously notified, Grantor shall notify Grantee at Grantor's earliest opportunity, and will comply with the provisions of the previous sentence to reschedule any delayed activity. Scheduled Maintenance which is reasonably expected to produce any signal discontinuity must be coordinated between the parties upon at least 30 days notice to Grantee. Generally, this work should be scheduled after midnight and before 6:00 a.m. local time. Major system work, such as fiber rolls and hot cuts, will be scheduled for PSWP weekends. A calendar showing approved PSWP will be agreed upon in the last quarter of every year for the year to come. The intent is to avoid jeopardy work on the first and last weekends of the month and high-traffic holidays.

5. General Requirements. Grantor shall maintain the Grantor System in a manner which will permit Grantee's use, in accordance with the terms and conditions of the Agreement. Grantee will be solely responsible for providing and paying for any and all maintenance of all electronic, optronic and other equipment, materials and facilities used by Grantee in connection with the operation of the Grantee Fibers, none of which is included in the maintenance services to be provided hereunder.

6. Maintenance of Grantee Fibers. Grantor shall perform appropriate Scheduled Maintenance on the Grantee Fibers in accordance with Grantor's then current preventative maintenance procedures which shall not substantially deviate from standard industry practice. Grantor shall have qualified representatives on site any time Grantor has reasonable advance knowledge that another person or

---------------
***Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

entity is engaging in construction activities or otherwise digging within five
(5) feet of any cable to insure that such cable is not disturbed. Grantor shall maintain sufficient capability to teleconference with Grantee during an Emergency Unscheduled Maintenance in order to provide regular communications during the repair process. When correcting or repairing cable discontinuity or damage, including but not limited to in the event of Emergency Unscheduled Maintenance, Grantor shall use reasonable efforts to repair traffic-affecting discontinuity within the time frames set forth in the Agreement. In order to accomplish such objective, it is acknowledged that the repairs so effected may be temporary in nature. In such event, within twenty-four (24) hours after completion of any such Emergency Unscheduled Maintenance, Grantor shall commence its planning for permanent repair, and thereafter promptly shall notify Grantee of such plans, and shall implement such permanent repair as soon as practicably possible. Restoration of open fibers on fiber strands not immediately required for service shall be completed on a mutually agreed-upon schedule. If the fiber is required for immediate service, the repair shall be repaired immediately. In performing repairs, Grantor shall comply with the splicing specifications as set forth in Exhibit "C". Grantor's representatives that are responsible for initial restoration of a cut cable shall carry on their vehicles the typically appropriate equipment that would enable a temporary splice, with the objective of restoring operating capability in as little time as possible. Grantor shall maintain and supply an inventory of spare cable in storage facilities supplied and maintained by Grantor at strategic locations to facilitate timely restoration.

7. Restoration. Grantor shall respond to any failure of the Grantee Fibers to operate in accordance with the specifications set forth in Article 10 (in any event, an "Outage") as quickly as possible (allowing for delays caused by circumstances beyond the reasonable control of Grantor) in accordance with the procedures set forth herein. When restoring a cut cable in the Grantor System and/or Relevant Conduit, the parties agree to work together to restore all traffic as quickly as possible. Grantor, promptly upon arriving on the site of the cut, shall determine the course of action to be taken to restore the cable and shall begin restoration efforts. Grantor shall splice fibers tube by tube or ribbon by ribbon or fiber bundle by fiber bundle, rotating between tubes or ribbons operated by the parties having an interest in the cable, including Grantee, Grantor and all future fiber users of the system (collectively, the "Interest Holders"), in accordance with the following described priority and rotation mechanics; provided that, lit fibers in all buffer tubes or ribbons or fiber bundles shall have priority over any dark fibers in order to allow transmission systems to come back on line; and provided further that, Grantor will continue such restoration efforts until all lit fibers in all buffer tubes or ribbons are spliced and all traffic restored. In general, priority among Interest Holders affected by a cut shall be determined on a rotating restoration-by-restoration and Segment-by-Segment basis, to provide fair and equitable restoration priority to all Interest Holders. Grantor will provide upon Segment completion a System-wide rotation mechanism on a Segment-by-Segment basis so that the initial rotation order of the Interest Holders in each Segment is varied (from earlier to later in the order), such that as restorations occur, each Interest Holder has approximately equivalent rotation order positions across the Grantor System and/or Relevant Conduit. Additional participants in the Grantor System that become Interest Holders after the date hereof shall be added to the restoration rotation mechanism. The goal of emergency restoration splicing shall be to restore service as quickly as possible. This may require the use of some type of mechanical splice, such as the "3M FiberLock" to complete the temporary restoration. Permanent restorations will take place as soon as possible after the temporary splice is complete.

8. Subcontracting. Grantor may subcontract any of the maintenance services hereunder; provided that Grantor shall require the subcontractor(s) to perform in accordance with the requirement and procedures set forth herein. The use of any such subcontractor shall not relieve Grantor of any of its obligations hereunder.

                            Exhibit "E" - Escalation

The Technical Services organization at (toll free) 1-877-4Level 3 (1-877-453-
8353) is responsible for the generation of repair tickets, first level testing, and the coordination of expeditious resolution of issues with our customers' service.

Customer Care is your single point of contact. Your Level 3 Communications Technical Services Representative will own the repair ticket through its life cycle. This means that your Technical Service Representative will proactively provide you with status reports on your repair ticket through resolution. During the research and resolution process you will receive an update within one half-hour of your trouble report and every hour thereafter until your issue has been resolved.

Repair tickets are assigned a status and will automatically escalate in the following manner:

                              CALL TYPES & PROCESS

1-877-4Level 3 (1-877-453-8353) option #1
Information Request-(Request for assistance or information regarding service. Circuit is not down, but require assistance of a technical nature.)

---------------------------------------------------------------------------------------------------
1st Level        2nd Level         3rd Level        4th Level        5th Level       6th Level
---------------------------------------------------------------------------------------------------
Customer         Customer          Customer         Customer         Customer        Customer
Care TSR         Care Sr.          Care             Care Sr.         Care Sr.        Care Vice
                 Rep.              Manager          Manager          Director        president
---------------------------------------------------------------------------------------------------
Immediate        4 hours           6 hours          8 hours          10 hours        No escalation
---------------------------------------------------------------------------------------------------

1-877-4Level 3 (1-877-453-8353) option #1
Service Impaired ACD option #1- (Circuit is completely down, or there is degradation in service. i.e. line errors)

---------------------------------------------------------------------------------------------------
1st Level         2nd Level        3rd Level        4th Level        5th Level       6th Level
---------------------------------------------------------------------------------------------------
Customer          Customer         Customer         Customer         Customer        Customer
Care TSR          Care Sr.         Care             Care Sr.         Care Sr.        Care Vice
                  Rep.             Manager          Manager          Director        president

---------------------------------------------------------------------------------------------------
Immediate           4 hours         6  hours         8  hours         10  hours      No escalation
---------------------------------------------------------------------------------------------------


1-877-4Level 3 (1-877-453-8353) option #1
Major Outage ACD option #1- (Several Customers are experiencing a service outage due to a higher level equipment trouble, fiber outage or switch related problems.)

---------------------------------------------------------------------------------------------------
1st Level         2nd Level        3rd Level        4th Level        5th Level       6th Level
---------------------------------------------------------------------------------------------------
Customer          Customer         Customer         Customer         Customer        Customer
Care TSR          Care Sr.         Care             Care Sr.         Care Sr.        Care Vice
                  Rep.             Manager          Manager          Director        president

---------------------------------------------------------------------------------------------------
Immediate         Immediate        Immediate        Immediate        Immediate        Immediate
---------------------------------------------------------------------------------------------------

Your Level 3 Communications Technical Services Representative will execute this escalation through the appropriate channels.

If you are not satisfied with the service that you receive please escalate your concerns in the following order to expedite ticket resolution. All levels of escalation can be reached through 1-877-4Level 3 (1-877-453-8353), option # 1.


--------------------------------------------------------------------------------
Escalation Level                    Contact
--------------------------------------------------------------------------------
1st Level                           Level 3 Communications Technical Services
                                    Representative
--------------------------------------------------------------------------------
2nd Level                           Level 3 Communications Senior Technical
                                    Services Representative
--------------------------------------------------------------------------------
3rd Level                           Manager: Repair &
                                    Telephony Products
                                    --------------------------------------------
                                    Manager: Repair & IP Services

--------------------------------------------------------------------------------
4th Level                           Senior Director: Customer Care
--------------------------------------------------------------------------------
5th Level                           Vice President: Customer Service and Support
--------------------------------------------------------------------------------

                                   Exhibit F
                               Availability Dates

Provided below are the proposed availability dates for the respective building access as indicated. Delivery will be as described in Exhibit B. Central Office delivery is to the operating entity designated entry point (zero manhole) as dates do not include time interval to deliver fiber to the Grantor colocation facility inside the Central Office.


City/Building                                        Date Grantee Available

Chicago Central Business District
***                                                         ***
***                                                         ***
***                                                         ***
***                                                         ***

New York
***                                                         ***
***                                                         ***
***                                                         ***
***                                                         ***
***                                                         ***
***                                                         ***
***                                                         ***
***                                                         ***
***                                                         ***
***                                                         ***
***                                                         ***
***                                                         ***

Philadelphia Central Business District
***                                                         ***
***                                                         ***

San Francisco Central Business District
***                                                         ***
***                                                         ***
***                                                         ***

Los Angeles Central Business District
***                                                         ***
***                                                         ***

Seattle, WA
***                                                         ***
***                                                         ***

---------------
***Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission

120 Lenora (Central Office)                                 6/15/99

Detroit - Southfield, MI
***                                              120 Days After Permits Granted
***                                                         6/10/99
---------------
***Confidential information omitted pursuant to a request for confidential treatment filed separately with the Securities and Exchange Commission.

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